UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) updates information disclosed in the Current Report on Form 8-K filed on May 19, 2017 (the “Original Form 8-K”) by InfuSystem Holdings, Inc. (the “Company”) relating to the departure of Eric Steen, the Company’s former President and Chief Executive Officer. This Amendment is being filed to disclose the material terms of Mr. Steen’s separation package, the terms of which were not yet finalized as of the time of filing of the Original Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2017, in connection with Mr. Steen’s termination, the Company and Mr. Steen entered into a Separation Agreement and General Release (the “Separation Agreement”). Pursuant to the Separation Agreement and in consideration of Mr. Steen’s general release and his agreement to certain restrictive covenants, Mr. Steen will receive certain severance benefits, including (a) any accrued but unpaid bonus, if any, (b) a payment equal to 12 months of his current base salary, payable over a period of 12 months, (c) any target bonus to which he would otherwise be entitled if employed during the next 12 months, if any, (d) for a period of three months, an amount equal to the cost of his COBRA health benefits, and (e) in lieu of receiving three months’ notice of termination, a payment equal to three months of his current base salary, payable over a period of three months.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Separation Agreement and General Release, effective June 8, 2017, by and between InfuSystem Holdings, Inc. and Eric Steen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Trent N. Smith
Trent N. Smith
Executive Vice President, Chief Accounting Officer and Corporate Controller

Dated: June 14, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and General Release, effective June 8, 2017, by and between InfuSystem Holdings, Inc. and Eric Steen.